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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 16, 2001

                      THE EMPIRE DISTRICT ELECTRIC COMPANY
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               (Exact name of registrant as specified in charter)

                                     Kansas
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                 (State or other jurisdiction of incorporation)

           1-3368                                     44-0236370
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    (Commission File Number)                (IRS Employer Identification Number)

         602 Joplin Street, Joplin, Missouri                 64801
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      (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:   (417) 625-5100
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                                 Not applicable
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          (Former name or former address, if changed since last report)

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Item 9    Regulation FD Disclosure
          ------------------------

          Attached hereto as Exhibit 99 is the 2001 Analyst Presentation being presented by the Company on October 16, 2001 and the accompanying slide show.

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                                  Exhibit Index
                                  -------------
     Exhibit
     Number            Description
     ------            -----------

       99 2001 Analyst Presentation, presented October 16, 2001 and the accompanying slide show.

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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE EMPIRE DISTRICT ELECTRIC COMPANY

                                        By /s/ D. W. Gibson
                                           -------------------------------------
                                           Name: D. W. Gibson
                                           Title: Vice President - Finance

Dated:  October 16, 2001